SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Mar. 31, 2018
Accounting Policies [Abstract]
Principles of consolidation

(a) Principles of consolidation - The consolidated financial statements of the Group have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company and its subsidiaries. All intercompany transactions and balances have been eliminated on consolidation. The results of subsidiaries acquired have been consolidated from the date of acquisition.

Use of estimates

(b) Use of estimates - The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods presented. Actual results could differ from those estimates. The significant accounting estimate, which has had an impact on the consolidated financial statements, includes allowances for doubtful receivables.

Investments under equity method

(c) Investments under equity method - The investments for which the Group has the ability to exercise significant influence are accounted for under the equity method. Under the equity method, original investments are recorded at cost and adjusted by the Group’s share of undistributed earnings or losses of these entities, the amortization of intangible assets recognized upon purchase price allocation and dividend distributions or subsequent investments. All unrecognized inter-company profits and losses have been eliminated under the equity method.

When the estimated amount to be realized from the investments falls below its carrying value, an impairment charge is recognized in the consolidated statements of operations when the decline in value is considered other than temporary.

Cash and cash equivalents

(d) Cash and cash equivalents - Cash and cash equivalents consist of cash on hand, bank deposits and short term, highly liquid investments which are unrestricted as to withdrawal and use, and which have maturities of three months or less when purchased, and are readily convertible to known amount of cash.

Cash equivalents are placed with financial institutions with high credit ratings and quality.

Accounts receivable

(e) Accounts receivable - Accounts receivable primarily represent amounts due from customers, that are typically non-interest bearing and are initially recorded at invoiced amount. The Group reviews its accounts receivable on a periodic basis and records allowances when there is a doubt as to the collectability of the balance. In evaluating the collectability of the accounts receivable balances, the Group considers various factors, including the age of the balances, customer specific facts and economic conditions. Accounts receivable balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

Inventories

(f) Inventories - Inventories are stated at the lower of cost determined by the first-in-first-out method, or market value. Work-in-progress and finished goods consist of raw materials, direct labour and overheads associated with the manufacturing process. Write-down of potential obsolete or slow moving inventories is recorded based on management’s assumptions about future demands and market conditions.

Goodwill

(g) Goodwill - Goodwill is the excess of the consideration transferred over the fair value of the acquired assets and assumed liabilities in a business combination. Goodwill is not amortized but rather tested for impairment at least annually. The Company tests goodwill for impairment in March of each fiscal year. Goodwill is also tested for impairment between annual tests if an event occurs or circumstances change that would be more likely than not reducing the fair value of the reporting unit below its carrying amount. Specifically, goodwill impairment is determined using a two-step process. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of the affected reporting unit’s goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Estimating fair value is performed by utilizing various valuation techniques, with the primary technique being a discounted cash flow. Impairment testing for goodwill is done at the reporting unit level. A reporting unit is an operating segment or one level below an operating segment (also known as a component).

In 2016, 2017 and 2018, management compared the carrying value of the reporting unit, inclusive of assigned goodwill, to its respective fair value which is the step one of the two-step impairment test. The fair value of all reporting unit was estimated by using the income approach. Based on this quantitative test, it was determined that the fair value of the reporting unit tested exceeded its carrying amount and, therefore, step 2 of the two-step good will impairment test was unnecessary. The management concluded that goodwill was not impaired as of March 31, 2016, 2017 and 2018.

Property, plant and equipment

(h) Property, plant and equipment - Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses, if any. Depreciation is computed on a straight line basis over the estimated useful lives of 10 years for machinery and equipment and 2 to 5 years for other property, plant and equipment.

Impairment or disposal of long-lives assets

(i) Impairment or disposal of long-lived assets - The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Group measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow were to be less than the carrying amount of the assets, the Group would recognize an impairment loss based on the fair value of the assets.

No impairment expenses are recognized for long-lived assets during the years ended March 31, 2016, 2017 and 2018.

Concentration of credit risk

(j) Concentration of credit risk - Financial instruments that potentially expose the Group to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Group places its cash and cash equivalents with financial institutions with high credit ratings and quality.

The risks with respect to accounts receivables are mitigated by credit evaluations performed on the customers or debtors and ongoing monitoring of outstanding balances. The Group establishes an allowance for doubtful accounts based upon estimates, factors surrounding the credit risk of specific customers and other information. Accounts receivable are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Revenue recognition

(k) Revenue recognition - The Group recognizes revenue from the sale of products, when all of the following conditions are met:

●	Persuasive evidence of an arrangement exists;

●	Delivery has occurred;

●	Price to the customer is fixed or determinable; and

●	Collectability is reasonably assured.

Revenue from sales of products is recognized when the title is passed to customers upon shipment and when collectability is reasonably assured. The Group does not provide its customers with the right of return (except for quality) or price protection. There are no customer acceptance provisions associated with the Group’s products. All sales are based on firm customer orders with fixed terms and conditions, which generally cannot be modified.

Staff retirement plan costs	(l) Staff retirement plan costs - The Group’s costs related to the staff retirement plans (see note 14) are charged to the consolidated statement of operations as incurred.
Foreign currency translations and transactions

(m) Foreign currency translations and transactions - The functional and reporting currency of the Company is the United States Dollars (“U.S. dollars”). All transactions in currencies other than functional currencies of the Company during the year are remeasured at the exchange rates prevailing on the respective transaction dates. Monetary assets and liabilities existing at the balance sheet date denominated in currencies other than functional currencies are remeasured at the exchange rates on that date. Exchange differences are recorded in the consolidated statements of operations.

The books and records of the Company’s major subsidiaries are maintained in their respective local currencies, the Hong Kong dollars or Renminbi, which are also their respective functional currencies. All assets and liabilities are translated at the rates of exchange prevailing at the balance sheet date and all income and expense items are translated at the average rates of exchange over the year. All exchange differences arising from the translation of subsidiaries’ financial statements are recorded as a component of comprehensive income (loss).

Income taxes

(n) Income taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are determined based on the temporary difference between the financial reporting and tax bases of assets and liabilities, and net operating loss and tax credit carryforwards using enacted tax rates that will be in effect for the period in which the differences are expected to reverse. The Group records a valuation allowance against the amount of deferred tax assets that it determines is not more likely than not of being realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group records interest related to unrecognized tax benefits and penalties, if any, within income tax expenses.

Operating leases

(o) Operating leases - Leases in which substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases are charged to the consolidated statement of operations on a straight-line basis over the lease periods.

Net income per share

(p) Net income per share - Basic net income per share is computed by dividing net income attributable to the Company by the weighted average number of common shares outstanding during the year. Diluted net income attributable to the Company per share give effect to all dilutive potential common shares outstanding during the year. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued.

Comprehensive (loss) income

(q) Comprehensive (loss) income - Comprehensive (loss) income includes net (loss) income and foreign currency translation adjustments and is presented net of tax, the amounts of $(42), $(102) and $136 for the years ended March 31, 2016, 2017 and 2018, respectively.

The Group presents the components of net income, the components of other comprehensive (loss) income and total comprehensive income in two separate but consecutive statements.

Fair value measurement and financial instruments

(r) Fair value measurement and financial instruments - The Group applies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Under this hierarchy, there are three levels of inputs that may be used to measure fair value:

●	Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

●	Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

●	Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment.

The Group did not have any financial instruments that were required to be measured at fair value on a recurring basis as of March 31, 2017 and 2018. As of March 31, 2017 and 2018, the Group did not have any non-financial assets and liabilities that were recognized or disclosed at fair value in the financial statements, at least annually, on a recurring basis, nor did the Group have any assets or liabilities measured at fair value on a non-recurring basis.

The carrying amounts of financial instruments, which consist of cash and cash equivalents, accounts receivable, other current assets, accounts payable and other liabilities approximate their fair values due to the short term nature of these instruments.

Non-controlling interest

(s) Non-controlling interest - Non-controlling interests have been reported as a component of equity in the consolidated balance sheets and consolidated statements of changes of equity and comprehensive income for all periods presented.

Recent issued accounting standards not yet adopted

(t) Recent issued accounting standards not yet adopted - In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)” which amended the existing accounting standards for revenue recognition. The core principle of the new guidance is for companies to recognize revenue to depict the transfer of goods or services to customers in amounts that reflect the consideration (that is, payment) to which the company expects to be entitled in exchange for those goods or services. The new guidance also will result in enhanced disclosures about revenue, provide guidance for transactions that were not previously addressed comprehensively (for example, service revenue and contract modifications) and improve guidance for multiple element arrangements.

Subsequently, the FASB issued the following various updates affecting the guidance in ASU 2014-09: ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations; ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing; ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients; ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. The Group must adopt ASU 2016-08, ASU 2016-10, ASU 2016-12 and ASU 2016-20 with ASU 2014-09 (collectively, the “new revenue standards”).

In November 2017, the FASB issued ASU No. 2017-14, Income Statement - Reporting Comprehensive Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers (Topic 606). ASU 2017-14 includes amendments to certain SEC paragraphs within the FASB Accounting Standards Codification (Codification). ASU 2017-14 amends the Codification to incorporate the following previously issued guidance from the SEC. The amendments in ASU No. 2017-14 amends the Codification to incorporate SEC Staff Accounting Bulletin (SAB) No. 116 and SEC Interpretive Release on Vaccines for Federal Government Stockpiles (SEC Release No. 33-10403) that bring existing SEC staff guidance into conformity with the FASB’s adoption of and amendments to ASC Topic 606, Revenue from Contracts with Customers.

The new revenue standards may be applied retrospectively to each prior period presented (full retrospective method) or retrospectively with the cumulative effect recognized as of the date of initial application (the modified retrospective method). The Group has substantially completed its study on the impact that implementing this standard will have on its consolidated financial statements, related disclosures and the internal control over financial reporting as well as whether the effect will be material to the financial statements. Based on the results of the Group’s study to date, the standard will not be material to the financial statements at adoption. An analysis of the control environment was completed and appropriate updates to the control processes have been implemented. Additionally, the Group’s revenue disclosures will change in fiscal 2019 and beyond. The new disclosures will require more granularity into the sources of revenue, as well as the assumptions about recognition timing, and include the selection of certain practical expedients and policy elections. The Group will use the modified retrospective approach upon adoption of this guidance effective April 1, 2018. The Group has assessed the impacts of the new accounting standard and has implemented accounting and operational processes and controls to ensure compliance with the new standard. The Group expects there is no material impact upon adoption of this standard on the consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which requires lessees to recognize most leases on the balance sheets. This ASU requires lessees to recognize a right-of-use asset and lease liability for all leases with terms of more than 12 months. Lessees are permitted to make an accounting policy election to not recognize the asset and liability for leases with a term of twelve months or less. The ASU does not significantly change the lessees’ recognition, measurement and presentation of expenses and cash flows from the previous accounting standard. Lessors’ accounting under the ASC is largely unchanged from the previous accounting standard. In addition, the ASU expands the disclosure requirements of lease arrangements. Lessees and lessors will use a modified retrospective transition approach, which includes a number of practical expedients. For public business entities, the provisions of this guidance are effective for annual periods beginning after December 15, 2018, and interim periods within those years, with early adoption permitted. The Group is currently gathering, documenting and analyzing lease agreements subject to this ASU and anticipates material addition to the consolidated balance sheets (upon adoption) of right-of-use assets, offset by the associated liabilities, due to the routine use of operating leases over time.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which is intended to improve financial reporting by requiring timelier recording of credit losses on loans and other financial instruments held by financial institutions and other organizations. The ASU requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Financial institutions and other organizations will now use forward-looking information to better inform their credit loss estimates. Many of the loss estimation techniques applied today will still be permitted, although the inputs to those techniques will be changed to reflect the full amount of expected credit losses. Organizations will continue to use judgment to determine which loss estimation method is appropriate for their circumstances. The ASU requires enhanced disclosures to help investors and other financial statement users better understand significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization’s portfolio. These disclosures include qualitative and quantitative requirements that provide additional information about the amounts recorded in the financial statements. In addition, the ASU amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. For public business entities that are U.S. SEC filers, the ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Group is in the process of evaluating the impact of adoption of this guidance on the Group’s consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This ASU addresses concerns regarding the cost and complexity of the two-step goodwill impairment test, the amendments in this ASU remove the second step of the test. An entity will apply a one-step quantitative test and record the amount of goodwill impairment as the excess of a reporting unit’s carrying amount over its fair value, not to exceed the total amount of goodwill allocated to the reporting unit. The new guidance does not amend the optional qualitative assessment of goodwill impairment. The update should be applied on a prospective basis. The nature of and reason for the change in accounting principle should be disclosed upon transition. For public companies, the update is effective for any annual or interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Group expects there is no material impact upon adoption of this guidance on the Group’s consolidated financial statements.

In September 2017, the FASB issued ASU No. 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840), and Leases (Topic 842): Amendments to SEC Paragraphs Pursuant to the Staff Announcement at the July 20, 2017 EITF Meeting and Rescission of Prior SEC Staff Announcements and Observer Comments.” The amendments in ASU No. 2017-13 amend the early adoption date option for certain companies related to the adoption of ASU No. 2014-09 and ASU No. 2016-02. The effective date is the same as the effective date and transition requirements for the amendments for ASU 2014-09 and ASU 2016-02.